Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Dearborn Partners Rising Dividend Fund (the “Fund”)
A series of Trust for Professional Managers
Supplement dated January 12, 2026
to the
Prospectus dated June 28, 2025

This supplement makes the following amendments to disclosures in Appendix A of the Fund’s Prospectus dated June 28, 2025.

The section in “Appendix A” applicable to Robert W. Baird & Co., beginning on page A-3 of the Prospectus, is amended and restated as follows:

Robert W. Baird & Co. (“Baird”)

Effective January 1, 2026, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
Shares purchased within 90 days following a redemption from a Dearborn Partners Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C Shares Available at Baird

Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

Breakpoints as described in this prospectus.
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Deaborn Partners assets held by accounts within the purchaser’s household at Baird. Eligible Dearborn Partners assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Dearborn Partners through Baird, over a 13-month period of time.
Please retain this supplement with your Prospectus.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Dearborn Partners Rising Dividend Fund (the “Fund”)
a series of Trust for Professional Managers (the “Trust”)

Supplement dated January 12, 2026
to the Statement of Additional Information (the “SAI”)
dated June 28, 2025

The Trust’s Audit Committee and Board of Trustees recently approved a transition of the designated Audit Committee chair for the Trust from Dr. Michael D. Akers to Ms. Lisa Zúñiga Ramírez. Effective January 1, 2026, Ms. Ramírez will serve as the designated Audit Committee chair of the Trust. All references to Dr. Akers serving as the Audit Committee chair in the SAI are hereby removed. In addition, the Audit Committee disclosure in the “Management of the Fund – Board Committees” section of the SAI is hereby replaced with the following:

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Ms. Ramírez, the designated Audit Committee chair, and Dr. Akers serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the Fund’s past fiscal year, the Audit Committee met two times with respect to the Fund.

Please retain this supplement for future reference.